Supplement October 15, 2026 to the Statutory Prospectus and Initial Summary Prospectus dated May 1, 2026 for the Pacific
Odyssey Advantage individual flexible premium deferred variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the  Pacific Odyssey Advantage contract statutory prospectus (“Prospectus”) unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This Rate Sheet Prospectus Supplement (“Supplement”) should be read, retained, and used in conjunction with the effective Prospectus and replaces and supersedes any previously issued Rate Sheet Prospectus Supplement. If you would like another copy of a current prospectus, you may obtain one by visiting PacificLife.com/Prospectuses or by calling us at (800) 722-4448 to request a free copy. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov by typing the product name “Pacific Odyssey Advantage,” or by searching the Contract file number “333-283568”- under SEARCH FILINGS - more search options.

We are issuing this Supplement to update the Ongoing Fees and Expenses (annual charges) for the Contract provided in the “KEY INFORMATION” section of the Initial Summary Prospectus, taking into account the current fees for the optional benefits disclosed in this Rate Sheet Prospectus Supplement.

This Rate Sheet Supplement also provides current rate information for the Annual Charge, Annual Credit, and Withdrawal Percentages for the Portfolio Income Benefit optional rider in effect on or after the date below. For complete information about the Portfolio Income Benefit optional rider, see the Prospectus.

The percentages below apply to applications signed on or after November 1, 2026.

This Supplement has no specified end date and can be superseded at any time subject to certain notice requirements. The rate information in this Supplement may not be superseded or changed until a new Supplement is filed at least 10 business days before the effective date of the new Supplement. Please work with your financial professional visit www.PacificLife.com/prospectuses or call us at (800) 722-4448 to confirm the most current percentages.

KEY INFORMATION

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Advisory fees for services provided by your financial professional taken from your Contract Value or other assets and are not reflected in the Annual Fees below. If such fees were reflected, the annual costs of your Contract would be higher.

	ANNUAL FEES	MINIMUM	MAXIMUM
	1. Base Contract	0.35%[1,2]	0.45%[1]
	2. Investment Options (Fund fees and expenses)	0.03%[3]	3.48%[3]
	3. Optional Benefits (for a single optional benefit, if elected)	0.20%[4]	1.50%[4]

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.

	Lowest Annual Cost: $457.97	Highest Annual Cost: $4,531.00
	Assumes: ● Investment of $100,000 ● 5% annual appreciation ● Least expensive combination of base Contract and Fund fees and expenses	Assumes: ● Investment of $100,000 ● 5% annual appreciation ● Most expensive combination of base Contract, optional benefits, and Fund fees and expenses

● No optional benefits ● No sales charges or advisory fees ● No additional purchase payments, transfers, or withdrawals ● No loans or loan interest charges	● No sales charges or advisory fees ● No additional purchase payments, transfers, or withdrawals ● No loans or loan interest charges

1.	As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.
2.	The Mortality and Expense Risk charge is reduced from 0.30% to 0.25% for the upcoming Contract quarter if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is between $500,000 and $999,999.99. The Mortality and Expense Risk charge is reduced from 0.30% to 0.20% for the upcoming Contract quarter if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is $1,000,000 or greater. See the CHARGES, FEES AND ADJUSTMENTS - Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge sections.
3.	As a percentage of Fund assets.
4.	As a percentage of the Protected Payment Base (for an optional living benefit) and average daily Variable Account Value (for an optional death benefit).

The current Annual Charge and Annual Credit are the following:

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Portfolio Income Benefit	1.50%	6.0%

The current Withdrawal Percentages are the following:

Age*	Portfolio Income Benefit (Single)	Portfolio Income Benefit (Joint)
Before 59½	0.00%	0.00%
59½	4.75%	4.25%
60	4.75%	4.25%
61	5.00%	4.50%
62	5.25%	4.75%
63	5.50%	5.00%
64	5.75%	5.25%
65	6.00%	5.50%
66	6.05%	5.55%
67	6.10%	5.60%
68	6.15%	5.65%
69	6.20%	5.70%
70	6.25%	5.75%
71	6.30%	5.80%
72	6.35%	5.85%
73	6.40%	5.90%
74	6.45%	5.95%
75	6.50%	6.00%
76	6.55%	6.05%
77	6.60%	6.10%
78	6.65%	6.15%
79	6.70%	6.20%

80	6.75%	6.25%
81	6.80%	6.30%
82	6.85%	6.35%
83	6.90%	6.40%
84	6.95%	6.45%
85	7.00%	6.50%
86	7.05%	6.55%
87	7.10%	6.60%
88	7.15%	6.65%
89	7.20%	6.70%
90	7.25%	6.75%
91	7.30%	6.80%
92	7.35%	6.85%
93	7.40%	6.90%
94	7.45%	6.95%
95 and older	7.50%	7.00%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

In order for you to receive the percentages reflected above, your application must be signed on or after the date referenced above, your application must be received, In Proper Form, within 14 calendar days after the application sign date, and we must receive, In Proper Form, the initial Purchase Payment within 60 calendar days after the application sign date. Once the Rider is issued, your percentages will not change as long as you own the Rider (even if an Automatic Reset or Owner-Elected Reset occurs as described in the Reset of Protected Payment Base subsection within each Rider).

Subject to meeting the timelines referenced above, on the issue date, if during the 60 calendar day period current percentage rates have changed since the date you signed your application, the following will apply:

●	If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.
●	If any Withdrawal Percentage increased, you will receive the higher percentages in effect on the issue date.
●	If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, for the Portfolio Income Benefit, if the Annual Credit and/or any Withdrawal Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application.

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated above, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the Rider specifications page you receive for your Contract, speak with your financial professional, or call us to confirm the percentages applicable to you.

Please work with your financial professional or call us at (800) 722-4448 prior to submitting your paperwork if you have any questions.

Form No. ODYADVRSS1026